Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events
21.	Subsequent events

On January 6, 2015 Ardmore took delivery of the Ardmore Cherokee (Fukuoka Hull N-2062) from Fukuoka Shipbuilding Co., Ltd in Japan. The Ardmore Cherokee is a 25,214 Dwt IMO 2 chemical tanker and was employed in a pool arrangement following delivery. Total debt drawn down under the CACIB Bank Facility was $19.5 million, in respect of this vessel which was drawn down on December 29, 2014.

On January 15, 2015 Ardmore announced that its Board of Directors has declared a cash dividend of $0.10 per share for the quarter ended December 31, 2014. The cash dividend was paid on February 18, 2015 to all shareholders of record on January 30, 2015.

On February 13, 2015 Ardmore took delivery of the Ardmore Dauntless (Hyundai Mipo Hull H-2480) from Hyundai Mipo Dockyard Co., Ltd in South Korean. The Ardmore Dauntless is a 37,764 Dwt IMO 2 chemical tanker and was employed in a pool following delivery. Total debt drawn down under the Joint Bank Facility was $22.2 million, in respect of this vessel which was drawn down on February 11, 2015.

On February 25, 2015 Ardmore took delivery of the Ardmore Defender (Hyundai Mipo Hull H-2481) from Hyundai Mipo Dockyard Co., Ltd in South Korean. The Ardmore Defender is a 37,791 Dwt IMO 2 chemical tanker and was employed in a pool following delivery. Total debt drawn down under the Joint Bank Facility was $22.2 million, in respect of this vessel which was drawn down on February 20, 2015.